EXHIBIT 10.40



                    REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 29,
1999, (THIS "AGREEMENT"), between HOME PROPERTIES OF NEW YORK, INC., a Maryland corporation (the "COMPANY"), and GE CAPITAL EQUITY
INVESTMENTS, INC., a Delaware corporation (the "INVESTOR").

         WHEREAS, pursuant to that certain Purchase Agreement, dated as of September 29, 1999 (the "PURCHASE AGREEMENT"), by and among the Company, the Investor, and Home Properties of New York, L.P. (the "OPERATING PARTNERSHIP"), the Investor has agreed to acquire 2,000,000 shares of Series B Convertible Cumulative Preferred Stock, par value $0.01 per share of the Company (the "SHARES"), all of which Shares are convertible into shares of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK"), pursuant to the terms of the Shares;

         WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the shares of Common Stock into which the Shares are convertible; and

         WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

         NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

         Section 1.    CERTAIN DEFINITIONS

           In this Agreement the following terms shall have the following respective meanings:

         "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

         "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

         "COMMISSION" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         "HOLDERS" shall mean (i) the Investor and (ii) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares in accordance with Section 6 of the Purchase Agreement other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

         "INDEMNIFIED PARTY" shall have the meaning ascribed to it in
Section 4(c) of this Agreement.

         "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 4(c) of this Agreement.

         "PERSON" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

         The terms "REGISTER" "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         "REGISTRABLE SHARES" shall mean the shares of Common Stock issued or issuable upon conversion of the Shares; provided, however, that any such shares of Common Stock shall cease to be Registrable Shares when (A) a registration statement with respect to the sale of such shares shall have become effective under the Securities Act and such shares shall have been disposed of in accordance with such registration statement; (B) such shares shall have been sold in accordance with Rule 144; (C) such shares shall have been otherwise transferred and new certificates not subject to transfer restrictions under the Securities Act and not bearing any legend restricting further transfer shall have been delivered by the Company, and no other applicable and legally binding restriction on transfer under the federal securities laws shall exist; or (D) such shares may be sold in accordance with Rule 144(k) under the Securities Act.

         "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with Section 2 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses;
(d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares which are shares of Common Stock on each securities exchange on which securities of the same series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

         "RULE 144" shall mean Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, as in effect from time to time.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

         "SHARES" shall have the meaning ascribed to it in the recitals to this Agreement.

         Section 2.    REGISTRATION

                (a) The Company shall prepare and file with the Commission a registration statement or file any required supplement or amendment to previously filed registration statements for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders thereof, and shall use its reasonable best efforts to effect such Registration as soon as practicable and in any event within 90 days after the date hereof (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall use its reasonable efforts to keep such Registration continuously effective until the earlier of
(i) the second anniversary of the date hereof, (ii) the date on which all Registrable Shares have been sold pursuant to such registration statement or Rule 144, and (iii) the date on which all of the Registrable Shares may be sold in accordance with Rule 144(k), except that such Rule 144(k) date shall be extended if and to the extent that any Holder is or becomes an "affiliate" of the Company within the meaning of Rule 144; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

         Notwithstanding the foregoing, the Company shall have the right (the "SUSPENSION RIGHT") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) for a period of not more than 90 days during any one-year period ending on December 31 (but not more than 90 days in any 180 day period), if the Company shall furnish to the Holders a certificate signed by the President or any other executive officer or any director of the Company stating that in the good faith judgment of the Company, it would be detrimental to the Company and its stockholders to file such registration statement or amendment thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

              (b) The Company shall promptly notify the Holders of the occurrence of the following events:

                  (i) when any registration statement relating to the Registrable Shares or post-effective amendment thereto filed with the Commission has become effective;

                  (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Shares;

                  (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) above;

                  (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                  (v) the existence of any event, fact or
     circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as soon as practicable.

              (c) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

              (d) Subject to Section 2(a), the Company agrees to use its reasonable best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

              (e) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

              (f) The Company agrees to use its best reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement which are shares of Common Stock on each national securities exchange on which securities of the same series are then listed.

              (g) The Company agrees to use its reasonable best efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Shares pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11 (a) of the Securities Act.

              (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares, provided that such holder shall have delivered to the Company a letter from its financial advisor reasonably satisfactory in both form and substance to the Company, that the Registrable Shares may be sold pursuant to Rule 144.

         Section 3.    EXPENSES OF REGISTRATION

           The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Section 2 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder offering or selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

         Section 4.    INDEMNIFICATION

           (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

              (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

              (c) Each party entitled to indemnification under this
Section 4 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 4 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party, and reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

              (d) If the indemnification provided for in this Section 4 is unavailable to a party that would have been an Indemnified Party under this Section 4 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4(d).

              (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this
Section 4 in excess of the net proceeds to such Holder of any Registrable Securities sold by such Holder.

         Section 5.    INFORMATION TO BE FURNISHED BY HOLDERS

           Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof.

         Section 6.    RULE 144 SALES

                (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

              (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, if deemed appropriate, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

         Section 7.    PARTICIPATION IN UNDERWRITTEN OFFERINGS

                (a)  If the Company at any time proposes to
distribute any shares of its Common Stock for its own account by or through underwriters in a registered public offering, if the timing of the transaction permits, it will give written notice to the Holder of its intention to do so. Upon the written request of the Holder (which request shall specify the number of Registrable Shares intended to be disposed of by the Holder and the intended method of disposition thereof), subject to paragraph (b) below, the Company will use reasonable efforts to arrange for such underwriters to include all the Registrable Shares requested to be offered and sold by the Holder among the shares to be distributed by such underwriters.

              (b) If, in the case of any registration pursuant to
Section 7(a), the managing underwriter of such underwritten offering shall inform the Company of its belief that the distribution of all or a specified number of such Registrable Shares concurrently with the securities being distributed by such underwriters for the Company would interfere with, or adversely affect, the successful marketing of the securities being distributed by such underwriters for the Company that can be sold in an orderly manner in such registration within a price range acceptable to the Company (the "Maximum Number"), the Company shall include in such registration:

              (i) all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account (the "Company
Securities");

              (ii) to the extent that the number of Company
Securities is less than the Maximum Number, all Registrable Shares requested to be included by Holders on a pro rata basis based on the number of shares of Common Stock (on an as-converted basis) owned by each Holder requesting inclusion;

              (iii) all shares of Common Stock requested to be included by the shareholders of the Company who are otherwise entitled to "piggyback" registration rights under any agreement with the Company on a pro rata basis, based on the number of shares of Common Stock (on an as-converted basis) owned by each person requesting inclusion, in relation to the number of shares owned by all persons requesting inclusion in such registration.

              (c) The Holder will pay all Selling Expenses arising from the inclusion of such Registrable Shares in any such underwritten offering.

              (d) The Holder may not participate in any underwritten offering hereunder unless the Holder (i) agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. If any Registrable Shares are to be distributed by the underwriters for any such underwritten offering, the Holder shall be a party to the underwriting agreement negotiated and agreed to by the Company and such underwriters; PROVIDED, HOWEVER, that the Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding the Holder, the Holder's Registrable Shares, the Holder's intended method of distribution thereof and any other representation required for the Company or the underwriters to comply with applicable laws in connection with such offering.

         Section 8.    MISCELLANEOUS

              (a) GOVERNING LAW.

              This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law, without giving effect to the principles of conflicts of law. Each of the parties hereto irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any action, proceeding, or investigation in any court or before any governmental authority ("Litigation") arising out of or relating to this Agreement and the transactions contemplated hereby, and further agrees that service of any process, summons, notice, or document by U.S. Registered Mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any and all rights to trial by jury in connection with any Litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

              (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

              (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

              (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received
(i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to the Investor, at the Investor's addresses or fax numbers specified in
Section 8 of the Purchase Agreement, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of the Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President and General Counsel, or at such other address or fax number as the Company shall have furnished to the Investors or any, assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

              (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (PROVIDED that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

              (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

              (g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

              (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that neither the Investor nor any other Holder to which any Shares or any Registrable Shares are transferred may assign any rights or obligations under this Agreement except to a transferee of the Shares of Registrable Shares in accordance with Section 6 of the Purchase Agreement. Any attempted assignment in violation hereof shall be null and void ab initio and of no force and effect. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

              (i) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.




IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

                            HOME PROPERTIES OF NEW YORK, INC.


                            By:
                               Name:
                               Title:


                            GE CAPITAL EQUITY INVESTMENTS, INC.


                            By:
                               Name:
                               Title: